UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 16, 2009

Southside Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-12247	75-1848732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 S. Beckham, Tyler, Texas	75701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (903) 531-7111

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230-425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 16, 2009, the shareholders of Southside Bancshares, Inc. (the “Company”) approved the Southside Bancshares, Inc. 2009 Incentive Plan (the “2009 Incentive Plan”).  A total of 1,000,000 shares of the Company’s common stock are reserved and available for issuance pursuant to awards granted under the 2009 Incentive Plan.  A description of the material terms of the 2009 Incentive Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 12, 2009.  A copy of the 2009 Incentive Plan is filed as Exhibit 99.1 to this Form 8-K.

ITEM 8.01. OTHER EVENTS.

On April 17, 2009, following approval by the Company’s shareholders and in accordance with the Texas Business Corporations Act, the Company filed with the Texas Secretary of State Amended and Restated Articles of Incorporation for the purpose of amending its Articles of Incorporation to increase the number of authorized shares of common stock from 20 million to 40 million.

The Amended and Restated Articles of Incorporation are attached hereto as Exhibit 3(a) and incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following exhibits are filed in accordance with Item 601(b) of Regulation S-K:

Exhibit
Number                                Description of Exhibit

Exhibit 3(a)	Amended and Restated Articles of Incorporation, effective as of April 17, 2009.
Exhibit 99.1	Southside Bancshares, Inc. 2009 Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: April 20, 2009	By:	/s/ Sam Dawson
Sam Dawson
President and Secretary

EXHIBIT INDEX

Exhibit
Number                                  Description of Exhibit

Exhibit 3(a)	Amended and Restated Articles of Incorporation, effective as of April 17, 2009.
Exhibit 99.1	Southside Bancshares, Inc. 2009 Incentive Plan.

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